EXHIBIT 23(a)
                                                               -------------





              CONSENT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS




     We consent to the incorporation by reference in the Registration Statement Nos. 2-93738, 33-49335, 33-49337, 33-49339 and 333-45279 on Forms
S-8 and No. 33-34499 on Form S-3 of our reports dated February 26, 2002 with respect to the consolidated financial statements and schedules of EMC Insurance Group Inc. included in the Annual Report (Form 10-K) for the year ended December 31, 2001.




                                       /s/ Ernst & Young LLP
                                       Des Moines, Iowa
                                       March 27, 2002